Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated December 8 2017, to the

Prospectus dated November 30, 2017, regarding

the

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX), AND CLASS R SHARES (DSFRX)

(the “Fund”)

SHARE SPLIT AND REVERSE SHARE SPLITS APPROVED

The Board of Trustees of the Fund has approved a share split or reverse share split of the issued and outstanding shares of certain classes of the Fund as set forth below. The share split and reverse share splits are designed to reduce the variance between the net asset values of each share class in order for the Investor, Class R, and Class A shares to have approximately the same net asset value as the Institutional shares of the Fund.

The share splits and reverse share splits are scheduled to occur on or about January 26, 2018. On the day of the share split and reverse share split transaction, the Investor, Class R, and Class A share classes of the Fund will not accept purchases from new investors or existing shareholders, including exchanges. Each affected class will reopen to investment on the business day following the share and reverse share splits.

As scheduled, each share class will trade at its post-split price on and after January 26, 2018. The share split and reverse share splits will not change the value of your investment in the Fund.

The share split and reverse share splits will not be taxable events, nor will they have any impact on the Fund’s holdings or its performance. However, there are potential economic effects to taxable shareholders because the Fund pays distributions on a per share basis and each share split and reverse share split will result in a proportionate increase or decrease to the number of outstanding shares of each affected class, respectively.

1.	Share Split – Investor Shares

A ratio will be determined for the Investor shares of the Fund and applied to result in a net asset value per share closer to the Institutional share net asset value. A proportionate adjustment will also be made to the number of shares outstanding for the Investor shares. There will be no change in the value of your investment as a result of the share split.

For illustration purposes, based on the net asset values of July 31, 2017, the ratio would be calculated in accordance with the table below:

Share Class	Estimated Ratio		Number of Shares	NAV	Share Value

Investor	1.8941128:1	Pre-Split	1,000	$46.33	$46,330
		Post-Split	1,894.1128	$24.46	$46,330

2.	Reverse Share Split – Class R and Class A Shares

A ratio will be determined for each of the Class R and Class A share classes of the Fund, with each class affecting its respective reverse split at its own ratio, and applied to result in a net asset value per share closer to the Institutional share net asset value. A proportionate adjustment will also be made to the number of shares outstanding for the Class R and Class A shares. There will be no change in the value of your investment as a result of the reverse share splits.

For illustration purposes, based on the net asset values of July 31, 2017, the ratio would be calculated in accordance with the table below:

Share Class	Estimated Ratio		Number of Shares	NAV	Share Value

Class R	1:4.1528013	Pre-Split	1,000	$5.89	$5,890
		Post-Split	240.80131	$24.46	$5,890

Class A	1:3.3972222	Pre-Split	1,000	$7.20	$7,200
		Post-Split	294.35813	$24.46	$7,200

Learn more about the scheduled transactions by accessing our Frequently Asked Questions regarding the Domini Impact Equity Fund Share and Reverse Share Splits at www.domini.com or call Domini at 1-800-582-6757, Monday to Friday, 9am to 6pm ET.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.